Janus Aspen Series

Growth Portfolio
Aggressive Growth Portfolio
Worldwide Growth Portfolio
Balanced Portfolio
Flexible Income Portfolio
Short-Term Bond Portfolio

Prospectus

[Logo]    Janus

Contents
---------------------------------------
PORTFOLIOS AT A GLANCE
Brief description of the Portfolios . 1
---------------------------------------
EXPENSE INFORMATION
Each Portfolio's annual
   operating expenses ............... 2
Financial Highlights -
   a summary of financial data ...... 3
---------------------------------------
PERFORMANCE TERMS
An explanation of performance terms . 5
---------------------------------------
THE PORTFOLIOS IN DETAIL
Investment Objectives and Policies .. 6
General Portfolio Policies ......... 10
Additional Risk Factors ............ 12
---------------------------------------
MANAGEMENT OF THE PORTFOLIOS
Investment Adviser and
   Investment Personnel ............ 14
Management Expenses ................ 16
Portfolio Transactions ............. 16
Other Service Providers ............ 16
Other Information .................. 17
---------------------------------------
DISTRIBUTIONS AND TAXES
Distributions ...................... 18
Taxes .............................. 18
---------------------------------------
SHAREHOLDER'S GUIDE
Purchases .......................... 19
Redemptions ........................ 19
Shareholder Communications ......... 19
---------------------------------------
APPENDIX A
Glossary of Investment Terms ....... 20
---------------------------------------
APPENDIX B
Explanation of Rating Categories ... 22

                               Janus Aspen Series

                                   Prospectus

                                   May 1, 1997

This prospectus describes six mutual funds with a variety of investment objectives, including growth of capital, current income and a combination of growth and income (the "Portfolios"). Each Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of each Portfolio (collectively, the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 26 years and currently manages approximately $50 billion in assets.

The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1997 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

Flexible Income Portfolio may invest all of its assets in high-yield corporate debt securities, commonly known as "junk bonds." See "Additional Risk Factors" on page 12 for the risks associated with investing in these securities.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

Portfolios At A Glance

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 6.

Growth Portfolio

Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Inception: September 1993
Manager: James P. Craig, III
Assistant Managers: David Decker
                    Blaine Rollins

Aggressive Growth Portfolio

Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.
Inception: September 1993
Manager: James P. Goff

Worldwide Growth Portfolio

Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Inception: September 1993
Manager: Helen Young Hayes
Assistant Manager: Laurence Chang

Balanced Portfolio

Focus: A diversified portfolio that seeks long-term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Inception: September 1993
Manager: Blaine P. Rollins

Flexible Income Portfolio

Focus: A diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities.
Inception: September 1993
Managers: Ronald V. Speaker
          Sandy R. Rufenacht

Short-Term Bond Portfolio

Focus: A diversified portfolio that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.
Inception: September 1993
Manager: Sandy R. Rufenacht

JANUS SPECTRUM

The spectrum below shows Janus Capital's assessment of the potential volatility of the Portfolios relative to one another and should not be used to compare the Portfolios to other mutual funds or other types of investments. A Portfolio's position in the spectrum was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Portfolios intend to invest, the degree of diversification intended and/or permitted, and the size of the Portfolio. In addition, the spectrum is significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Increased volatility results in increased fluctuations in a Portfolio's net asset value per share. Increased volatility may be associated with a Portfolio that undertakes more risk in order to seek greater returns. Specific risks of certain types of instruments in which some of the Portfolios may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under
"Additional Risk Factors" on page 12. The spectrum is not indicative of the future volatility or performance of a Portfolio and relative positions of Portfolios within the spectrum may change.

                        NARRATIVE DESCRIPTION - SPECTRUM

Aetna

(SPECTRUM CHART)

The spectrum illustrates the potential volatility of the Portfolios relative to one another. The Portfolios' volatility ranges from low to high. The Portfolios are illustrated as follows: Growth Portfolio is shown as moderate; Aggressive Growth Portfolio is shown as high; Worldwide Growth Portfolio is shown as moderately-high; Balanced Portfolio is shown as moderate; Flexible Income Portfolio is shown as low-moderate; Short-Term Bond Portfolio is shown as low.

Expense Information

The tables and example below are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of costs and expenses, as the tables and example do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Portfolio)

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee                                                      None
     Exchange fee                                                        None

ANNUAL OPERATING EXPENSES (after fee waivers and reductions)(1)
(expressed as a percentage of average net assets)

                                                 Management Fee          Other Expenses       Total Operating Expenses
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                      0.65%                   0.04%                     0.69%
Aggressive Growth Portfolio                           0.72%                   0.04%                     0.76%
Worldwide Growth Portfolio                            0.66%                   0.14%                     0.80%
Balanced Portfolio                                    0.79%                   0.15%                     0.94%
Flexible Income Portfolio                             0.65%                   0.19%                     0.84%
Short-Term Bond Portfolio                             0.47%                   0.19%                     0.66%
----------------------------------------------------------------------------------------------------------------------

(1) The fees and expenses in the table above are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio other than the Flexible Income Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses would have been 0.79%, 0.04% and 0.83% for Growth Portfolio; 0.79%, 0.04% and 0.83% for Aggressive Growth Portfolio; 0.77%, 0.14% and 0.91% for Worldwide Growth Portfolio; 0.92%, 0.15% and 1.07% for Balanced Portfolio; and 0.65%, 0.19% and 0.84% for Short-Term Bond Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE
You would indirectly pay the following expenses on $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return with or without redemption of the end of each period.

                                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Growth Portfolio                         $  7       $ 22       $ 38       $ 86
Aggressive Growth Portfolio              $  8       $ 24       $ 42       $ 94
Worldwide Growth Portfolio               $  8       $ 26       $ 44       $ 99
Balanced Portfolio                       $ 10       $ 30       $ 52       $115
Flexible Income Portfolio                $  9       $ 27       $ 47       $104
Short-Term Bond Portfolio                $  7       $ 21       $ 37       $ 82
--------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

Financial Highlights

Unless otherwise noted, the information below is for fiscal periods ending on December 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolios' financial statements since their inception. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. A detailed explanation of the Financial Highlights can be found on page 5.

                                                       Growth Portfolio                        Aggressive Growth Portfolio
                                             1996       1995       1994     1993(1)       1996       1995      1994     1993(1)
-------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period   $13.45     $10.57     $10.32      $10.00     $17.08     $13.62    $11.80      $10.00
-------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                     .17        .28        .09         .03         --        .24       .11         .01
 3. Net gains or (losses) on securities
    (both realized and unrealized)           2.29       2.90        .20         .32       1.36       3.47      1.82        1.80
-------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations         2.46       3.18        .29         .35       1.36       3.71      1.93        1.81
-------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends
    (from net investment income)            (.17)      (.30)      (.04)       (.03)         --      (.25)     (.11)       (.01)
 6. Tax return of capital distributions        --         --         --          --      (.01)         --        --          --
 7. Distributions (from capital gains)      (.23)         --         --          --      (.19)         --        --          --
-------------------------------------------------------------------------------------------------------------------------------
 8. Total distributions                     (.40)      (.30)      (.04)       (.03)      (.20)      (.25)     (.11)       (.01)
-------------------------------------------------------------------------------------------------------------------------------
 9. Net asset value, end of period         $15.51     $13.45     $10.57      $10.32     $18.24     $17.08    $13.62      $11.80
-------------------------------------------------------------------------------------------------------------------------------
10. Total return*                          18.45%     30.17%      2.76%       3.50%      7.95%     27.48%    16.33%      18.05%
-------------------------------------------------------------------------------------------------------------------------------
11. Net assets, end of period
    (in thousands)                       $325,789   $126,911    $43,549      $7,482   $383,693   $185,911   $41,289      $1,985
12. Ratio of gross expenses to
    average net assets**                    0.69%(6)   0.78%(5)     N/A         N/A      0.76%(6)   0.86%(5)    N/A         N/A
13. Ratio of net expenses to
    average net assets**                    0.69%      0.76%      0.88%(2)(4) 0.25%(3)   0.76%      0.84%     1.05%(2)(4) 0.25%(3)
14. Ratio of net investment income
    to average net assets**                 1.39%      1.24%      1.45%       2.54%     (.27%)      0.58%     2.18%       0.34%
15. Portfolio turnover rate**                 87%       185%       169%        162%        88%       155%      259%         31%
16. Average commission rate               $0.0466        N/A        N/A         N/A    $0.0347        N/A       N/A         N/A
-------------------------------------------------------------------------------------------------------------------------------

                                                  Worldwide Growth Portfolio                    Balanced Portfolio
                                             1996      1995      1994       1993(1)     1996      1995      1994     1993(1)
----------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period   $15.31    $12.07    $11.89       $10.00    $13.03    $10.63    $10.64      $10.00
----------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                     .16       .11       .04          .02       .32       .17       .15         .08
 3. Net gains or (losses) on securities
    (both realized and unrealized)           4.27      3.19       .14         1.89      1.81      2.45     (.06)         .64
----------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations         4.43      3.30       .18         1.91      2.13      2.62       .09         .72
----------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)  (.17)     (.06)        --        (.01)     (.30)     (.22)     (.10)       (.08)
 6. Tax return of capital distributions        --        --        --        (.01)        --        --        --          --
 7. Distributions (from capital gains)      (.13)        --        --           --     (.09)        --        --          --
----------------------------------------------------------------------------------------------------------------------------
 8. Total distributions                     (.30)     (.06)        --        (.02)     (.39)     (.22)     (.10)       (.08)
----------------------------------------------------------------------------------------------------------------------------
 9. Net asset value, end of period         $19.44    $15.31    $12.07       $11.89    $14.77    $13.03    $10.63      $10.64
----------------------------------------------------------------------------------------------------------------------------
10. Total return*                          29.04%    27.37%     1.53%       19.10%    16.18%    24.79%     0.84%       7.20%
----------------------------------------------------------------------------------------------------------------------------
11. Net assets, end of period
    (in thousands)                       $582,603  $108,563   $37,728       $4,856   $85,480   $14,021    $3,153        $537
12. Ratio of gross expenses to
    average net assets**                    0.80%(6)  0.90%(5)    N/A          N/A     0.94%(6)  1.37%(5)    N/A         N/A
13. Ratio of net expenses to
    average net assets**                    0.80%     0.87%      1.18%(2)(4) 0.25%(3)  0.92%     1.30%     1.57%(2)(4) 0.25%(3)
14. Ratio of net investment income
    to average net assets**                 0.83%     0.95%      0.50%       0.84%     2.92%     2.41%     1.90%       2.69%
15. Portfolio turnover rate**                 62%      113%       217%         57%      103%      149%      158%        126%
16. Average commission rate               $0.0345       N/A        N/A         N/A   $0.0426       N/A       N/A         N/A
----------------------------------------------------------------------------------------------------------------------------

    *Total return not annualized for periods of less than one year.
   **Annualized for periods of less than one full year.
(1)  September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3) The ratio was 2.16%, 5.79%, 2.71% and 7.92%, respectively, for the Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(4) The ratio was 1.23%, 1.14%, 1.49% and 1.74%, respectively, for the Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(5) The ratio was 0.98%, 0.93%, 1.09% and 1.55%, respectively, for the Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 0.83%, 0.83%, 0.91% and 1.07%, respectively, for the Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.

                                                      Flexible Income Portfolio              Short-Term Bond Portfolio
                                                  1996     1995      1994   1993(1)      1996     1995      1994   1993(1)
--------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period        $11.11    $9.48     $9.97    $10.00    $10.03    $9.72     $9.93    $10.00
--------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                          .74      .53       .47       .11       .42      .60       .35       .11
 3. Net gains or (losses) on securities
    (both realized and unrealized)                 .24     1.70     (.56)     (.04)     (.03)      .31     (.26)     (.08)
--------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations               .98     2.23     (.09)       .07       .39      .91       .09       .03
--------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)       (.72)    (.60)     (.40)     (.10)     (.44)    (.60)     (.30)     (.10)
 6. Tax return of capital distributions             --       --        --        --        --       --        --        --
 7. Distributions (from capital gains)           (.13)       --        --        --     (.01)       --        --        --
--------------------------------------------------------------------------------------------------------------------------
 8. Total distributions                          (.85)    (.60)     (.40)     (.10)     (.45)    (.60)     (.30)     (.10)
--------------------------------------------------------------------------------------------------------------------------
 9. Net asset value, end of period              $11.24   $11.11     $9.48     $9.97     $9.97   $10.03     $9.72     $9.93
--------------------------------------------------------------------------------------------------------------------------
10. Total return*                                9.19%   23.86%   (0.91%)     0.70%     3.98%    9.54%     0.92%     0.30%
--------------------------------------------------------------------------------------------------------------------------
11. Net assets, end of period (in thousands)   $25,315  $10,831    $1,924      $538   $11,901   $3,187    $2,902      $502
12. Ratio of gross expenses to
    average net assets**                         0.84%    1.07%       N/A       N/A     0.66%(5) 0.70%(4)    N/A       N/A
13. Ratio of net expenses to
    average net assets**                         0.83%    1.00%     1.00%(3)  1.00%(2)  0.65%    0.65%     0.65%(3)  0.65%(2)
14. Ratio of net investment income
    to average net assets**                      7.31%    7.46%     5.49%     3.77%     5.44%    6.02%     5.00%     3.57%
15. Portfolio turnover rate**                     250%     236%      234%      508%      416%     417%      256%       91%
--------------------------------------------------------------------------------------------------------------------------

    *Total return not annualized for periods of less than one year.
   **Annualized for periods of less than one full year.
(1)  September 13, 1993 (inception) to December 31, 1993.
(2) The ratio was 5.27% and 5.33%, respectively, for the Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees incurred by the Portfolios.
(3) The ratio was 1.35% and 1.40%, respectively, for the Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees incurred by the Portfolios.
(4) The ratio was 1.37% for the Short-Term Bond Portfolio, before waiver of certain fees incurred by the Portfolio.
(5) The ratio was 0.84% for the Short-Term Bond Portfolio, before waiver of certain fees incurred by the Portfolio.

Understanding the Financial Highlights

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

Net asset value ("NAV") is the value of a single Share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 9 in the Financial Highlights tables represents the change in value of a Share of a Portfolio over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. Dividends (from net investment income) are the per share amount that a Portfolio paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) are the per share amount that a Portfolio paid from net realized gains.

Total Return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A PORTFOLIO'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of net expenses to average net assets is the total of a Portfolio's operating expenses divided by its average net assets for the stated period. Ratio of gross expenses to average net assets does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with the Portfolio's custodian.

Ratio of net investment income to average net assets is a Portfolio's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

Average commission rate is the total of a Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.
--------------------------------------------------------------------------------
Performance Terms

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio and Balanced Portfolio generally measure performance in terms of total return, while Flexible Income Portfolio generally uses yield.

Cumulative Total Return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

Average Annual Total Return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

Yield shows the rate of income the Shares earn on investments as a percentage of the Portfolio's share price. It is calculated by dividing a Portfolio's net investment income for a 30-day period by the average number of Shares entitled to receive dividends and dividing the result by the Share's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Portfolio for a year and the Shares of that Portfolio continued to have the same yield for the entire year.

The Portfolios impose no sales or other charges that would affect total return or yield computations. Yield and total return figures of the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios in Detail

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques as well as the Janus spectrum on page 1. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.
--------------------------------------------------------------------------------
Each of the Portfolios has a similar investment objective and similar investment policies to an existing Janus retail fund.

Growth Portfolio......................................................Janus Fund
Aggressive Growth Portfolio................................Janus Enterprise Fund
Worldwide Growth Portfolio..................................Janus Worldwide Fund
Balanced Portfolio...........................................Janus Balanced Fund
Flexible Income Portfolio.............................Janus Flexible Income Fund
Short-Term Bond Portfolio.............................Janus Short-Term Bond Fund

Growth Portfolio, Aggressive Growth Portfolio and Worldwide Growth Portfolio are designed for long-term investors who seek growth of capital only and who can tolerate the greater risks associated with common stock investments.

GROWTH PORTFOLIOS

Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 30, 1996, the MidCap Index included companies with capitalizations between approximately $192 million to $6.5 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

Worldwide Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

TYPES OF INVESTMENTS

Each of these Portfolios invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 10. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolios purchase may be on a when-issued, delayed delivery or forward commitment basis. The Portfolios may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Growth Portfolio will invest 35% or more of its assets in high-yield/high-risk securities.

Although Worldwide Growth Portfolio is committed to foreign investing, Growth Portfolio and Aggressive Growth Portfolio may also invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 12 for a discussion of the risks associated with foreign investing and derivatives.

The following questions are designed to help you better understand an investment in Growth Portfolio, Aggressive Growth Portfolio or Worldwide Growth Portfolio.

How are common stocks selected?
Each of these Portfolios invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolios' investments will be incidental to its objective.
--------------------------------------------------------------------------------
Are the same criteria used to select foreign securities?
Generally, yes. Portfolio managers seek companies that meet their selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 12.
--------------------------------------------------------------------------------
What is the main risk of investing in a common stock fund?
The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 12.
--------------------------------------------------------------------------------
What is meant by "market capitalization"?
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio which may invest in small to medium sized companies to a greater degree. Although Growth Portfolio and Worldwide Growth Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more-established issuers.
--------------------------------------------------------------------------------
How does a diversified portfolio differ from a nondiversified portfolio? Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Aggressive Growth Portfolio is a nondiversified portfolio.
--------------------------------------------------------------------------------
How do these Portfolios try to reduce risk?
Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 12. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

Balanced Portfolio is designed for investors who primarily seek growth of capital with a degree of emphasis on income. It is not designed for investors who desire a consistent level of income.

COMBINATION PORTFOLIO

Investment Objective:.................Growth of Capital; Some Emphasis on Income
Primary Holdings:..................Common Stocks and Income-Producing Securities
Shareholder's Investment Horizon:......................................Long-Term

Balanced Portfolio

The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS

Balanced Portfolio may invest in the types of investments previously described on pages 6 and 7. The Portfolio may also invest in the types of income-producing securities described below for Flexible Income Portfolio except that its investments in high-yield/high-risk securities will not exceed 35% of net assets and investments in mortgage- and asset-backed securities will not exceed 25% of assets.

The following questions are designed to help you better understand an investment in Balanced Portfolio.

How are assets allocated between the growth and income components of Balanced Portfolio?
Balanced  Portfolio  may invest in a  combination  of common  stocks,  preferred stocks, convertible securities, debt securities and other fixed-income securities. Balanced Portfolio may shift assets between the growth and income components of its portfolio based on its portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Portfolio will place a greater emphasis on the growth component.
--------------------------------------------------------------------------------
What types of securities make up the growth component of Balanced Portfolio?
The growth component of Balanced Portfolio is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page 7. Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities. Balanced Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.
--------------------------------------------------------------------------------
What types of securities make up the income component of Balanced Portfolio?
The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Balanced Portfolio if they currently pay dividends or a portfolio manager believes they have potential for either increasing their dividends or commencing dividends, if none are currently paid. Investors in the Balanced Portfolio should keep in mind that the Portfolio is not designed to produce a consistent level of income.
--------------------------------------------------------------------------------
Flexible Income Portfolio and Short-Term Bond Portfolio are designed for those investors who primarily seek current income.

FIXED-INCOME PORTFOLIOS

Investment Objective:
  Flexible Income Portfolio.........................................Total Return
  Short-Term Bond Portfolio...............................................Income
Primary Holdings:....................................Income-Producing Securities
Shareholder's Investment Horizon:
  Flexible Income Portfolio...........................Intermediate- to Long-Term
  Short-Term Bond Portfolio..........................Short- to Intermediate-Term

Flexible Income Portfolio

The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Portfolio will invest at least 80% of its assets in income-producing securities.

Flexible Income Portfolio may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Portfolio may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Portfolio may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

Flexible Income Portfolio may invest without limit in foreign securities, including those of corporate and government issuers. The Portfolio may invest without limit in high-yield/ high-risk securities and may have substantial holdings of such securities. The Portfolio may invest without limit in mortgage- and asset-backed securities and up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on page 12.

The Portfolio may purchase defaulted debt securities if, in the opinion of Janus Capital it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Portfolio's limit on illiquid investments.

Short-Term Bond Portfolio

The investment objective of this Portfolio is to seek as high a level of current income as is consistent with preservation of capital. The Portfolio pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Portfolio's dollar-weighted average portfolio effective maturity will not exceed three years.

Effective maturity is the weighted average period over which a security's principal is expected to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range. See the question and answer section below for a more detailed discussion of the Portfolio's maturity policy.

Short-Term Bond Portfolio will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Portfolio may invest in the types of securities previously described under Flexible Income Portfolio except that the Portfolio will invest less than 35% of its net assets in high-yield/ high-risk securities and its investments in mortgage- and asset-backed securities will not exceed 25% of assets.

TYPES OF INVESTMENTS

Each Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. In addition, it may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 12. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of Flexible Income Portfolio may increase and the Portfolio may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 10.

The following questions are designed to help you better understand an investment in Flexible Income Portfolio or Short-Term Bond Portfolio.

How do interest rates affect the value of my investment?
A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted maturity and its duration are measures of how the portfolio may react to interest rate changes. High-yield bond prices are generally less directly responsive to rate changes than investment grade issues and may not always follow this pattern.
--------------------------------------------------------------------------------
What is meant by a Portfolio's "average-weighted effective maturity"?
The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Portfolio. Some types of bonds, such as mortgage-backed securities and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

What is meant by a Portfolio's "duration"?
A bond's duration indicates the time it will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.
--------------------------------------------------------------------------------
How do Flexible Income Portfolio and Short-Term Bond Portfolio manage interest rate risk?
Each of these Portfolios may vary the average-weighted effective maturity of its portfolio to reflect the portfolio manager's analysis of interest rate trends and other factors. A Portfolio's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. A Portfolio may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on page 12.
--------------------------------------------------------------------------------
What is meant by "credit quality"?
Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
--------------------------------------------------------------------------------
How is credit quality measured?
Ratings published by nationally recognized rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Services, Inc. ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.
--------------------------------------------------------------------------------
What is a high-yield/ high-risk security?
A high-yield security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
--------------------------------------------------------------------------------
What risks do high-yield/ high-risk securities present?
High-yield securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its portfolio in high-yield/high-risk securities, investors in the Portfolio should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.
--------------------------------------------------------------------------------
                            Primary                               Interest Rate
                            Investment Type       Credit Risk     Risk
--------------------------------------------------------------------------------
Flexible Income Portfolio   Corporate Bonds       High            High
--------------------------------------------------------------------------------
Short-Term Bond Portfolio   Corporate Bonds       Moderate        Low
--------------------------------------------------------------------------------

How do Flexible Income Portfolio and Short-Term Bond Portfolio differ from each other?
The chart above shows that the Portfolios differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest.

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash Position
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio's investments in cash or similar investments increase, a Portfolio may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

Diversification
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Aggressive Growth Portfolio) qualify as diversified funds under the 1940 Act. The Portfolios are subject to the following diversification requirements:

o As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 50% of the total assets of Aggressive Growth Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

o No Portfolio will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

o Aggressive Growth Portfolio reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its total net assets are invested.

Internal Revenue Service (IRS) Limitations
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

Industry Concentration
As a fundamental policy, no Portfolio will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

Portfolio Turnover
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Portfolios' ability to engage in short-term trading if a security has been held for less than three months.

Illiquid Investments
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

Borrowing and Lending
Each Portfolio may borrow money and lend securities or other assets, as follows:

o Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Portfolio may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Portfolio intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

Foreign Securities

Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country. The Portfolios may invest in emerging market countries. Emerging market countries involve greater risk such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investments in Smaller Companies

Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

Futures, Options and Other Derivative Instruments
Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase a Portfolio's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The  use  of  derivative   instruments  exposes  the  Portfolios  to  additional
investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

Although the Portfolios believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

High-Yield/High-Risk Securities

High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's and Moody's).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolios must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolios may have to sell securities to have sufficient cash to pay the dividends.

Please refer to Appendix B for a description of bond rating categories.

Short Sales
Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

Special  Situations
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

Management of the Portfolios

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

James P. Craig, III is Chief Investment Officer of Janus Capital. He is also Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since 1994. He has managed Janus Fund since 1986 and has co-managed Janus Venture Fund since February 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993, Janus Balanced Fund from December 1993 through December 1995, and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.
--------------------------------------------------------------------------------
James P. Goff is Executive Vice President and portfolio manager of Aggressive Growth Portfolio. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff co-managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Helen Young Hayes is Executive Vice President and portfolio manager of Worldwide Growth Portfolio. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund, Janus Overseas Fund and International Growth Portfolio since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Blaine P. Rollins is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed both Janus Balanced Fund and Janus Equity Income Fund since January 1996. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to assuming management responsibility for the Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Sandy R. Rufenacht is Executive Vice President and portfolio manager of Short-Term Bond Portfolio, which he has managed since May 1996. He is also the co-manager of Flexible Income Portfolio and High-Yield Portfolio which he has co-managed since October 24, 1996 and January 13, 1997, respectively. Mr. Rufenacht joined Janus Capital in 1990 and has managed Janus Short-Term Bond Fund since January 1996. He is also the co-manager of Janus Flexible Income Fund and Janus High-Yield Fund. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

Ronald V. Speaker is Executive Vice President and co-portfolio manager of Flexible Income Portfolio and High-Yield Portfolio, each of which he began managing at their inception. He managed Short-Term Bond Portfolio from its inception through April 1996 and also co-manages Janus High-Yield Fund and the High-Yield Portfolio of the Trust. Mr. Speaker joined Janus Capital in 1986. He has managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension ending on or about April 26, 1997.

ASSISTANT PORTFOLIO MANAGERS

Laurence Chang is assistant portfolio manager of Worldwide Growth Portfolio. He is also assistant portfolio manager of International Growth Portfolio, Janus Overseas Fund and Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
David Decker is an assistant portfolio manager of the Growth Portfolio. He is also assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

Personal Investing
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios or Janus Capital's other advisory clients. See the SAI for more detailed information.

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                                               Average Daily Net       Annual Rate        Expense Limit
Fee Schedule                                   Assets of Portfolio     Percentage (%)     Percentage (%)
--------------------------------------------------------------------------------------------------------
Growth Portfolio                               First $ 30 Million      1.00*              N/A
Aggressive Growth Portfolio                    Next $270 Million        .75
Worldwide Growth Portfolio and                 Next $200 Million        .70
Balanced Portfolio                             Over $500 Million        .65
--------------------------------------------------------------------------------------------------------
Flexible Income Portfolio                      First $300 Million       .65               1.00
                                               Over $300 Million        .55
Short-Term Bond Portfolio                      First $300 Million       .65                .65
                                               Over $300 Million        .55
--------------------------------------------------------------------------------------------------------

* Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction or any of the expense limitations set forth above at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund and Janus Balanced Fund were .65%, .73%, .66% and .78%, respectively, for the quarter ended March 31, 1997.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedule. In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Portfolios with administrative and other services.

Custodian
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

Transfer Agent
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION

Organization
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of eleven separate series, six of which are offered by this Prospectus.

Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable contracts and life insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

Shareholder Meetings and Voting Rights
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

Conflicts of Interest
Each Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios currently do not anticipate any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more Portfolios or substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Master/Feeder Option
The Trust may in the future seek to achieve any Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Portfolio. The initial shareholder(s) of each Portfolio voted to vest the authority to convert to a master/feeder structure in the sole discretion of the Trustees. No further approval of the shareholders of the Portfolios is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Portfolio and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Portfolios believes the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

The Valuation of Shares
The NAV of the Shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

Distributions and Taxes
--------------------------------------------------------------------------------
DISTRIBUTIONS

To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized by its investments annually. Income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains, if any, are paid to shareholders as capital gains distributions. Each class of each Portfolio makes semiannual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized capital gains, if any. All dividends and capital gains distributions from the Shares of a Portfolio will be automatically reinvested into additional Shares of that Portfolio.

How Distributions Affect NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.
--------------------------------------------------------------------------------
TAXES

Taxes on Distributions
Because shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

Taxation of the Portfolios
Dividends, interest and some capital gains received by the Portfolios on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Portfolios will be treated as expenses of the Portfolios. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

Shareholder's Guide

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

Appendix A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Portfolios to recognize income associated with the PFIC prior to the actual receipt of any such income.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to
changes  in  interest  rates  than  interest-paying   securities  of  comparable
maturity.

Tender option bonds are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

Appendix B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor's Ratings Services

Bond Rating         Explanation
--------------------------------------------------------------------------------
Investment Grade
----------------
AAA                 Highest rating;  extremely  strong capacity to pay principal and interest.
AA                  High  quality;  very strong  capacity to pay  principal  and interest.
A                   Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB                 Adequate  capacity to pay principal  and interest;  normally exhibit adequate protection parameters, but adverse economic conditions or changing  circumstances more likely to lead to a weakened  capacity to pay  principal and interest than for higher rated bonds.
Non-Investment Grade
--------------------
BB, B,              Predominantly  speculative  with  respect  to  the  issuer's
CCC, CC, C          capacity to meet required interest and  principal  payments.
                    BB - lowest degree of speculation; C - the highest degree of
                    speculation.    Quality   and   protective   characteristics
                    outweighed by large  uncertainties or major risk exposure to adverse conditions.
D                   In default.
--------------------------------------------------------------------------------
Moody's Investors Service, Inc.

Investment Grade
----------------
Aaa                 Highest quality, smallest degree of investment risk.
Aa                  High  quality;  together  with Aaa bonds,  they  compose the high-grade bond group.
A                   Upper-medium  grade obligations;  many favorable  investment attributes.
Baa                 Medium-grade  obligations;   neither  highly  protected  nor
                    poorly secured.  Interest and principal  appear adequate for the present but certain  protective  elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
--------------------
Ba                  More uncertain,  with  speculative  elements.  Protection of interest and principal  payments not well safeguarded during good and bad times.
B                   Lack  characteristics of desirable  investment;  potentially low assurance of timely  interest and principal  payments or maintenance of other contract terms over time.
Caa                 Poor  standing,  may be in default;  elements of danger with respect to principal or interest payments.
Ca                  Speculative  in a high  degree;  could be in default or have other marked shortcomings.
C                   Lowest-rated;  extremely  poor  prospects of ever  attaining investment standing.
--------------------------------------------------------------------------------
* Unrated securities are treated as noninvestment grade unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities may be treated as investment grade so long as at least one major agency has rated the security as investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY
During the fiscal year ended December 31, 1996, the percentage of securities holdings for the Flexible Income Portfolio by rating category based upon a weighted monthly average was:

         Bonds - S&P Rating                 Flexible Income Portfolio
         AAA                                                      12%
         AA                                                        0%
         A                                                        14%
         BBB                                                      13%
         BB                                                       16%
         B                                                        34%
         CCC                                                       0%
         CC                                                        0%
         C                                                         0%
         Preferred Stock                                           1%
         Cash and Options                                         10%
         ------------------------------------------------------------
         TOTAL                                                   100%
         ------------------------------------------------------------

No other Portfolio held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1996.

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